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                                                                      EXHIBIT 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM








We consent to the incorporation by reference in this Registration Statement on Form S-8 of Heritage Financial Group, pertaining to the Heritage Financial Group 2006 Equity Incentive Plan, of our report dated February 10, 2006, except for
Note 16 as to which the date is March 14, 2006, which appear in the Annual Report on Form 10-KSB for the year ended December 31, 2005.


/s/ Mauldin & Jenkins, LLC


Albany, Georgia
July 21, 2006